                                                                    EXHIBIT 99.2











                             DISTRIBUTION AGREEMENT

                                  BY AND AMONG

                            THE PIONEER GROUP, INC.,

                           HARBOR GLOBAL COMPANY LTD.

                                       AND

                              HARBOR GLOBAL II LTD.








                               [          ], 2000

                                TABLE OF CONTENTS


                                                                                                                 Page

ARTICLE I                  Definitions............................................................................1
         Section 1.1       "Assumed Liabilities"..................................................................1
         Section 1.2       "DGCL".................................................................................2
         Section 1.3       "Distribution".........................................................................2
         Section 1.4       "Distribution Agreement"...............................................................2
         Section 1.5       "Effective Time".......................................................................2
         Section 1.6       "Exchange Act".........................................................................2
         Section 1.7       "Harbor Far East Exploration"..........................................................2
         Section 1.8       "Harbor Far East Ventures".............................................................2
         Section 1.9       "Harbor Global"........................................................................2
         Section 1.10      "Harbor Global II".....................................................................2
         Section 1.11      "Harbor Global Common Stock"...........................................................2
         Section 1.12      "Harbor Global Group"..................................................................2
         Section 1.13      "Harbor Global Indemnitees"............................................................2
         Section 1.14      "Harbor Global Preferred Stock"........................................................2
         Section 1.15      "Indemnified Claim"....................................................................3
         Section 1.16      "Indemnitee"...........................................................................3
         Section 1.17      "Indemnifying Party"...................................................................3
         Section 1.18      "Information" of a party...............................................................3
         Section 1.19      "Liabilities"..........................................................................3
         Section 1.20      "Losses"...............................................................................4
         Section 1.21      "Merger"...............................................................................4
         Section 1.22      "Merger Agreement".....................................................................4
         Section 1.23      "OPIC Loan"............................................................................4
         Section 1.24      "Parent"...............................................................................4
         Section 1.25      "Parent Common Stock"..................................................................4
         Section 1.26      "Parent Group".........................................................................4
         Section 1.27      "Parent Indemnitees"...................................................................4
         Section 1.28      "PBO Property Fund Capital Contribution"...............................................5
         Section 1.29      "Pioneer Forest".......................................................................5
         Section 1.30      "PIOGlobal"............................................................................5
         Section 1.31      "Pioneer Goldfields II"................................................................5
         Section 1.32      "Pioneer International"................................................................5
         Section 1.33      "Pioneer Investments Poland"...........................................................5
         Section 1.34      "Pioneer Omega"........................................................................5


                                        i

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

         Section 1.35      "Pioneer Poland Fund Holding Company"..................................................5
         Section 1.36      "Pioneer Real Estate Advisors".........................................................5
         Section 1.37      "Pioneering Management"................................................................5
         Section 1.38      "Polish Real Estate Fund Capital Contribution".........................................5
         Section 1.39      "Record Date"..........................................................................6
         Section 1.40      "Representatives" of a party...........................................................6
         Section 1.41      "Restructuring"........................................................................6
         Section 1.42      "Retained Liabilities".................................................................6
         Section 1.43      "SEC"..................................................................................6
         Section 1.44      "Taxes"................................................................................6
         Section 1.45      "Tax Separation Agreement".............................................................6
         Section 1.46      "Time of Distribution".................................................................6
         Section 1.47      "Transfer Agent".......................................................................6

ARTICLE II                 Capitalization of Harbor Global; Mechanics of the Distribution.........................6
         Section 2.1       Capitalization of Harbor Global........................................................6
         Section 2.2       Mechanics of the Distribution..........................................................7
         Section 2.3       Timing of Distribution.................................................................7

ARTICLE III                Representations and Warranties of Harbor Global........................................7
         Section 3.1       Organization and Qualification.........................................................7
         Section 3.2       Authorization..........................................................................8
         Section 3.3       Compliance.............................................................................8

ARTICLE IV                 Tax Matters............................................................................8
         Section 4.1       Tax Separation Agreement...............................................................8
         Section 4.2       Tax Matters............................................................................8

ARTICLE V                  Restructuring and Assumed Liabilities..................................................8
         Section 5.1       Restructuring..........................................................................8
         Section 5.2       Assumed Liabilities...................................................................13
         Section 5.3       Further Assurances....................................................................13
         Section 5.4       Intercompany Balances.................................................................13

ARTICLE VI                 Covenants.............................................................................14
         Section 6.1       Books and Records.....................................................................14
         Section 6.2       Access................................................................................14
         Section 6.3       Retention of Records..................................................................14
         Section 6.4       Confidentiality.......................................................................15



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
         Section 6.5       Cooperation.  The parties.............................................................16
         Section 6.6       Mutual Release, Etc...................................................................16
         Section 6.7       Transaction Expenses..................................................................17
         Section 6.8       Ashanti...............................................................................17

ARTICLE VII                Indemnification.......................................................................18
         Section 7.1       Indemnification by Harbor Global......................................................18
         Section 7.2       Indemnification by Parent.............................................................18
         Section 7.3       Indemnification Procedures............................................................19
         Section 7.4       Certain Limitations...................................................................20
         Section 7.5       Exclusivity of Tax Separation Agreement...............................................20

ARTICLE VIII               Conditions............................................................................20
         Section 8.1       Tax Separation Agreement..............................................................20
         Section 8.2       Certain Transactions..................................................................20
         Section 8.3       Registration of Harbor Global Common Stock............................................21
         Section 8.4       Conditions to Merger Satisfied........................................................21
         Section 8.5       No Injunctions or Restraints..........................................................21

ARTICLE IX                 Miscellaneous and General.............................................................21
         Section 9.1       Modification or Amendment.............................................................21
         Section 9.2       Counterparts..........................................................................21
         Section 9.3       Governing Law.  This Distribution Agreement...........................................21
         Section 9.4       Notices...............................................................................21
         Section 9.5       Captions..............................................................................22
         Section 9.6       Assignment............................................................................22
         Section 9.7       Certain Obligations...................................................................22
         Section 9.8       Specific Performance..................................................................23
         Section 9.9       Severability..........................................................................23
         Section 9.10      Entire Agreement......................................................................23
         Section 9.11      Jurisdiction..........................................................................23

SCHEDULES:                 Schedule 5.2A
                           Schedule 5.2B
                           Schedule 5.2C

EXHIBITS:                  Exhibit A - Tax Separation Agreement


                                      iii

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                             DISTRIBUTION AGREEMENT

         DISTRIBUTION AGREEMENT dated as of [ ], 2000 (the "Distribution Agreement") by and among The Pioneer Group, Inc., a Delaware corporation ("Parent"), Harbor Global Company Ltd., a Bermuda limited duration company and direct wholly owned subsidiary of Parent ("Harbor Global"), and Harbor Global II Ltd., a Bermuda limited duration company and indirect majority owned subsidiary of Harbor Global ("Harbor Global II").

         WHEREAS, Parent and UniCredito Italiano S.p.A., an Italian corporation, have entered into an Agreement and Plan of Merger dated as of May 14, 2000 (the "Merger Agreement"), providing for the merger of a wholly owned subsidiary of UniCredito Italiano S.p.A. with and into Parent (the "Merger") as described therein; and

         WHEREAS, immediately prior to the Effective Time (as defined in Section
1.3 of the Merger Agreement), subject to the satisfaction or waiver of the conditions set forth in Article VIII of this Distribution Agreement, the Board of Directors of Parent expects to distribute to holders of Parent common stock, par value $.10 per share ("Parent Common Stock"), all of the outstanding shares of Harbor Global common stock, par value $.01 (the "Harbor Global Common Stock"), on a pro rata basis as described in Section 2.2 of this Distribution Agreement (the "Distribution"); and

         WHEREAS, it is intended by the parties to this Distribution Agreement that the Distribution will be preceded by a transfer by Parent of certain of its assets to Harbor Global and that such transfers, as described in Section 4.1 hereof shall qualify as tax-free contributions under Section 721 of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Board of Directors of Parent has approved this Distribution Agreement, and the Board of Directors of Parent believes this Distribution Agreement is in the best interests of the Parent stockholders. This Distribution Agreement sets forth and provides for certain agreements among Parent, Harbor Global and Harbor Global II in consideration of the separation of their ownership.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1 "Assumed Liabilities" shall have the meaning set forth in Section 4.2 hereof.

     Section 1.2 "DGCL" shall mean the Delaware General Corporation Law, as amended.

     Section 1.3 "Distribution" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.4 "Distribution Agreement" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.5 "Effective Time" shall have the meaning set forth in Section
1.3 of the Merger Agreement.

     Section 1.6 "Exchange Act" shall have the meaning set forth in Section 8.3 hereof.

     Section 1.7 "Harbor Far East Exploration" shall have the meaning set forth in Section 5.1 hereof.

     Section 1.8 "Harbor Far East Ventures" shall have the meaning set forth in
Section 5.1 hereof.

     Section 1.9 "Harbor Global" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.10 "Harbor Global II" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.11 "Harbor Global Common Stock" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.12 "Harbor Global Group" shall mean Harbor Global and its direct and indirect subsidiaries (determined after giving effect to the transfers and transactions contemplated by Sections 5.1 and 5.2 of this Distribution Agreement), including any predecessor or successor entities.

Section 1.13 "Harbor Global Indemnitees" shall have the meaning set forth in
Section 7.2 hereof.

     Section 1.14 "Harbor Global Preferred Stock" shall mean the



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preferred stock, $.01 par value per share, of Harbor Global.

     Section 1.15 "Indemnified Claim" shall mean any demand, claim, action or proceeding subject to indemnification by either Parent or Harbor Global under
Section 7.1 or Section 7.2 of this Distribution Agreement, as applicable.

     Section 1.16 "Indemnitee" shall mean either any Parent Indemnitee or any Harbor Global Indemnitee, as applicable.

     Section 1.17 "Indemnifying Party" shall have the meaning set forth in
Section 7.3 of this Distribution Agreement.

     Section 1.18 "Information" of a party shall mean any and all information that such party or any of its Representatives furnish or have furnished to the receiving party or any of its Representatives and any information in the possession of a party or its Representatives which relates to the business or operations of the other party, whether furnished orally or in writing or by any other means or gathered by inspection or otherwise in one's possession and regardless of whether the same is specifically marked or designated as "confidential" or "proprietary," together with any and all notes, memoranda, analyses, compilations, studies or other documents (whether in hard copy or electronic media) prepared by the receiving party or any of its Representatives which contain or otherwise reflect such Information, together with any and all copies, extracts or other reproductions of any of the same; PROVIDED, HOWEVER, that "Information" does not include information that:

          (a) is or becomes generally available to the public through no wrongful act of the receiving party or its Representatives;

          (b) is or becomes available to the receiving party on a non-confidential basis from a source other than the providing party or its Representatives, PROVIDED, THAT, such source is not known by the receiving party to be subject to a confidentiality obligation to the providing party; or

          (c) has been independently acquired or developed by the receiving party without violation of any of the obligations of the receiving party or its Representatives under this Distribution Agreement or otherwise.

     Section 1.19 "Liabilities" shall mean any and all debts, liabilities, commitments and obligations, whether fixed, contingent or absolute, mature or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown,

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whenever or however arising and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto.

     Section 1.20 "Losses" shall mean any and all costs or expenses, including interest, penalties, costs of preparation and investigation and reasonable attorney's fees and disbursements imposed on or incurred, directly or indirectly, by any Indemnitee resulting from or arising out of any Indemnified Claim, net of any tax benefit actually realized by such Indemnitee in connection with any such Loss.

     Section 1.21 "Merger" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.22 "Merger Agreement" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.23 "OPIC Loan" shall mean the loan made by Overseas Private Investment Corporation to Closed Joint-Stock Company "Forest-Starma" under the Finance Agreement dated as of December 21, 1995 by and between Closed Joint-Stock Company "Forest-Starma", a Russian joint stock company and indirect wholly owned subsidiary of Parent, and Overseas Private Investment Corporation, and guaranteed by Parent pursuant to the Project Completion Agreement dated as of December 21, 1995 by and among Overseas Private Investment Corporation, Parent, Closed Joint-Stock Company "Forest-Starma" and International Joint-Stock Company "Starma-Holding."

     Section 1.24 "Parent" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.25 "Parent Common Stock" shall have the meaning set forth in the preamble to this Distribution Agreement.

     Section 1.26 "Parent Group" shall mean Parent and its direct and indirect subsidiaries, other than Harbor Global and its direct and indirect subsidiaries (determined after giving effect to the transfers and transactions contemplated by Sections 5.1 and 5.2 of this Distribution Agreement), including any predecessor or successor entities.

     Section 1.27 "Parent Indemnitees" shall have the meaning set forth in
Section 7.1 hereof.


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     Section 1.28 "PBO Property Fund Capital Contribution" shall mean the approximately $2.3 million that Parent has agreed to contribute to Pioneer Real Estate Advisors, LLC to fund the remaining capital commitments of Pioneer Real Estate Advisors, LLC under the Limited Liability Company Agreement of PBO Property Fund, LLC dated as of May 20, 1998.

     Section 1.29 "Pioneer Forest" shall have the meaning set forth in Section
5.1 hereof.

     Section 1.30 "PIOGlobal" shall have the meaning set forth in Section 5.1 hereof.

     Section 1.31 "Pioneer Goldfields II" shall have the meaning set forth in
Section 5.1 hereof.

     Section 1.32 "Pioneer International" shall have the meaning set forth in
Section 5.1 hereof.

     Section 1.33 "Pioneer Investments Poland" shall have the meaning set forth in Section 5.1 hereof.

     Section 1.34 "Pioneer Omega" shall have the meaning set forth in Section
5.1 hereof.

     Section 1.35 "Pioneer Poland Fund Holding Company" shall have the meaning set forth in Section 5.1 hereof.

     Section 1.36 "Pioneer Real Estate Advisors" shall have the meaning set forth in Section 5.1 hereof.

     Section 1.37 "Pioneering Management" shall have the meaning set forth in
Section 5.1 hereof.

     Section 1.38 "Polish Real Estate Fund Capital Contribution" shall mean the approximately $5.4 million that Parent has agreed to contribute to Pioneer Real Estate Advisors, LLC to fund the remaining capital commitments of Pioneer Real Estate Advisors, LLC under the Subscription and Shareholders' Agreement dated as of October 27, 1999 by and among Polish Real Estate Fund, s.a. and several investors.


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     Section 1.39 "Record Date" shall mean the date designated by or pursuant to the authorization of the Board of Directors of Parent for the purpose of determining the stockholders of Parent entitled to participate in the Distribution.

     Section 1.40 "Representatives" of a party shall mean such party's affiliates, directors, officers, employees, agents or other representatives, including attorneys, accountants and financial advisors.

     Section 1.41 "Restructuring" shall have the meaning set forth in Section
5.1 hereof.

     Section 1.42 "Retained Liabilities" shall have the meaning set forth in
Section 5.2 hereof.

     Section 1.43 "SEC" shall have the meaning set forth in Section 8.3 hereof.

     Section 1.44 "Taxes" shall have the meaning set forth in Section 1.19 of the Tax Separation Agreement.

     Section 1.45 "Tax Separation Agreement" shall have the meaning set forth in
Section 4.1 hereof.

     Section 1.46 "Time of Distribution" shall mean the time as of which the Distribution is effective pursuant to Section 2.3 hereof.

     Section 1.47 "Transfer Agent" shall mean [American Stock Transfer and Trust Company] as transfer agent for Harbor Global Common Stock.

                                   ARTICLE II
         CAPITALIZATION OF HARBOR GLOBAL; MECHANICS OF THE DISTRIBUTION

     Section 2.1 Capitalization of Harbor Global. The authorized capital stock of Harbor Global consists of 12 million shares of Harbor Global Common Stock of which a number of shares equal to one-fifth of the shares of Parent Common Stock issued and outstanding at the Time of Distribution are issued and outstanding and owned beneficially and of record by Parent and one million shares of Harbor Global Preferred Stock, none of which are issued and outstanding.

     Section 2.2 Mechanics of the Distribution. The Distribution will be


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effected by the declaration of the Distribution by the Board of Directors of
Parent and the distribution to each holder of record of shares of Parent Common Stock as of the Record Date of certificates representing one share of Harbor Global Common Stock for every five shares of Parent Common Stock held by such holder on the Record Date multiplied by the number of shares of Parent Common Stock held by such holder. Fractional shares of Harbor Global Common Stock will be distributed to holders entitled thereto.

     Section 2.3 Timing of Distribution. Immediately prior to the Effective Time, subject to the satisfaction or waiver of the conditions set forth in
Article VII of this Distribution Agreement, the Board of Directors of Parent shall declare the Distribution and shall authorize Parent to effect the Distribution by delivering certificates representing all of the issued and outstanding Harbor Global Common Stock to the Transfer Agent for delivery to the holders entitled thereto as described in Section 2.2 above. The Distribution will be deemed to be effective upon notification by Parent to the Transfer Agent that the Distribution has been declared and that the Transfer Agent is authorized to proceed with the Distribution.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF HARBOR GLOBAL

         Harbor Global represents and warrants to Parent as follows, each of which representations and warranties are true and correct as of the date hereof. The representations and warranties set forth herein constitute the sole representations and warranties made by or on behalf of Harbor Global in connection with the transactions contemplated in this Distribution Agreement, notwithstanding delivery or disclosure of other information prior to the date hereof.

     Section 3.1 Organization and Qualification. Harbor Global is a company limited by shares, duly organized and validly existing under the laws of Bermuda and has all requisite corporate power to own properties and to carry on its business as now conducted and as presently contemplated. Harbor Global is in good standing or licensed as a foreign corporation and is duly authorized to do business in each jurisdiction in which its property or business, as presently conducted or contemplated, makes such qualification necessary, except where a failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, materially impair the ability of Harbor Global to perform its obligations hereunder.

     Section 3.2 Authorization. Harbor Global has all necessary



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corporate power and has taken all necessary corporate action required for the due authorization, execution and delivery of this Distribution Agreement and for the performance by Harbor Global of its obligations under this Distribution Agreement. This Distribution Agreement has been duly executed and delivered by Harbor Global and constitutes a valid and binding obligation of Harbor Global, enforceable against Harbor Global in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors rights and general principles of equity.

     Section 3.3 Compliance. The execution and delivery of this Distribution Agreement and the consummation of the transactions contemplated hereby will not result in a violation of Harbor Global's memorandum of association, by-laws or any of its material agreements, except where such violation, individually or in the aggregate, would not materially impair the ability of Harbor Global to perform its obligations hereunder.

                                   ARTICLE IV
                                   TAX MATTERS

     Section 4.1 Tax Separation Agreement. Prior to the Time of Distribution, Harbor Global, Harbor Global II and Parent shall enter into an agreement relating to past and future tax sharing and certain issues associated therewith in the form attached hereto as Exhibit A (the "Tax Separation Agreement").

     Section 4.2 Tax Matters. Notwithstanding anything to the contrary in this Distribution Agreement, Liabilities of the parties for Taxes are governed by the terms of the Tax Separation Agreement.

                                   ARTICLE V
                      RESTRUCTURING AND ASSUMED LIABILITIES

     Section 5.1 Restructuring. Prior to the Time of Distribution, Parent, Harbor Global and Harbor Global II shall cause the following transactions to occur as set forth below (the "Restructuring"):

          (a) Parent shall effect the following transactions:

                  (i) organize Harbor Global and cause it to make any elections or take any other actions necessary to cause it to be treated as a disregarded entity for United States federal income tax purposes;


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

                  (ii) transfer, assign and convey all of the issued and outstanding capital stock of Closed Joint-Stock Company "Tas-Yurjah Mining Company" and JSL Co. Dalplaz, each a Russian joint stock company, to Harbor Far East Exploration, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent ("Harbor Far East Exploration");

                  (iii) transfer, assign and convey all of the issued and outstanding capital stock of International Closed Joint-Stock Company "Starma-Holding," Closed Joint-Stock Company "Starma-Port" and Closed Joint-Stock Company "Pioneer-Starma-Equipment," each a Russian joint stock company, to Harbor Far East Ventures, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent ("Harbor Far East Ventures");

                  (iv) transfer, assign and convey all of the assets of Pioneer Forest, Inc., a Delaware corporation and wholly owned subsidiary of Parent, to Pioneer Forest, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent ("Pioneer Forest");

                  (v) transfer, assign and convey all of the issued and outstanding membership interests of Pioneer Forest to [ForeignCo I], a Bermuda company and wholly owned subsidiary of Parent ("[ForeignCo I]");

                  (vi) cause Pioneer Real Estate Advisors, Inc., a Delaware corporation and wholly owned subsidiary of Parent, to convert to a Delaware limited liability company, Pioneer Real Estate Advisors, LLC ("Pioneer Real Estate Advisors"), pursuant to Section 266(b) of the DGCL;

                  (vii) transfer, assign and convey all of the issued and outstanding membership interests of Pioneer Real Estate Advisors to [ForeignCo II], a Bermuda company and a wholly owned subsidiary of Parent ( "[ForeignCo II]")

                  (viii) cause Pioneer First Polish Investment Fund, s.a., a Polish joint stock company and indirect wholly owned subsidiary of Parent, to sell, transfer, assign and convey its interest in Polish Real Estate Fund, s.a., a Polish joint stock company, to Pioneer Real Estate Advisors;

                  (ix) transfer, assign and convey its membership interests in PBO Property Fund, LLC, a Delaware limited liability company, to



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

         Pioneer Real Estate Advisors;

                  (x) cause Pioneer Goldfields II Limited, a corporation dually incorporated in Delaware and Guernsey, Channel Islands and wholly owned subsidiary of Parent, to be converted into a Delaware limited liability company, Pioneer Goldfields II, LLC ("Pioneer Goldfields II"), pursuant to Section 266(b) of the DGCL;

                  (xi) cause Pioneer Omega, Inc., a Delaware corporation and wholly owned subsidiary of Parent, to convert into a Delaware limited liability company, Pioneer Omega, LLC ("Pioneer Omega"), pursuant to
         Section 266(b) of the DGCL;

                  (xii) cause Luscinia, Inc., a wholly owned subsidiary of Pioneer Omega, Theta Enterprises, Inc., a wholly owned subsidiary of Pioneer Omega, and Pioneer First Russia, Inc., a majority owned subsidiary of Pioneer Omega, each a Delaware corporation, to be converted into Delaware limited liability companies pursuant to Section 266(b) of the DGCL;

                  (xiii) cause Pioneer International Corporation, a Delaware corporation and wholly owned subsidiary of Parent, to convert into a Delaware limited liability company, Pioneer International, LLC ("Pioneer International"), pursuant to Section 266(b) of the DGCL;

                  (xiv) cause Pioneer Poland U.S. (Jersey) Limited, a corporation dually incorporated in Delaware and Jersey, Channel Islands and direct wholly owned subsidiary of Pioneer International ("Pioneer Poland Fund Holding Company"), to revoke its Delaware charter pursuant to Section 390 of the DGCL;

                  (xv) cause Pioneer International to transfer, assign and convey 100% of the issued and outstanding share capital of Pioneering Management Limited, a Jersey, Channel Islands corporation and direct wholly owned subsidiary of Pioneer International ("Pioneering Management") to Parent;

                  (xvi) cause Pioneer International to transfer, assign and convey 100% of the issued and outstanding shares of capital stock of Pioneer Investments Poland, Ltd., a Polish joint stock company and direct wholly owned subsidiary of Pioneer International ("Pioneer Investments

         Poland") to Parent;

                  (xvii) cause Pioneer International to transfer, assign and convey 100% of the issued and outstanding share capital of Pioneer Poland Fund Holding Company to Parent;

          (b) Parent shall contribute, as a capital contribution to Harbor
Global:

                  (i) $25 million in cash;

                  (ii) 100% of the issued and outstanding membership interests of Harbor Far East Exploration;

                  (iii) 100% of the issued and outstanding membership interests of Harbor Far East Ventures;

                  (iv) 100% of the issued and outstanding capital stock of [ForeignCo I];

                  (v) 100% of the issued and outstanding capital stock of [ForeignCo II];

                  (vi) 100% of the issued and outstanding membership interests of Pioneer Goldfields II;

                  (vii) 250 of the issued and outstanding shares of common stock, par value $.10 per share, of Pioneer Metals and Technology, Inc., a Delaware corporation, such shares representing 25% of the issued and outstanding capital stock of Pioneer Metals and Technology, Inc.;

                  (viii) 100% of the issued and outstanding capital stock of Pioneer Omega;

                  (ix) 100% of the issued and outstanding membership interests of PIOGlobal Corporation, a Delaware corporation and wholly owned subsidiary of Parent;

                  (x) 100% of the issued and outstanding share capital of Pioneering Management;


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

                  (xi) 100% of the issued and outstanding capital stock of Pioneer Investments Poland;

                  (xii) 100% of the issued and outstanding share capital of Pioneer Polish Fund Holding Company;

                  (xiii) all of the issued and outstanding shares of capital stock of Anabasis Enterprises Ltd., a Cypriot company, held by Parent, such shares representing 99% of the issued and outstanding capital stock of Anabasis Enterprises Ltd.; and

                  (xiv) 100% of Parent's interest in PT Pioneer Ongko, an Indonesian corporation.

          (c) Parent shall pay the outstanding balance of the OPIC Loan, including any and all interest and other amounts payable in respect thereof;

          (d) Parent shall contribute the PBO Property Fund Capital Contribution to Pioneer Real Estate Advisors;

          (e) Parent shall contribute the Polish Real Estate Fund Capital Contribution to Pioneer Real Estate Advisors;

          (f) Harbor Global shall (i) organize Harbor Global Corporation, a Bermuda limited duration company and wholly owned subsidiary of Harbor Global ("HGC"), (ii) contribute $25 million in cash to HGC as a contribution to capital and (iii) cause HGC to make any elections or take any other actions necessary to cause it to be treated as a corporation for United States federal income tax purposes; and

          (g) Harbor Global shall (i) organize Harbor Global II, (ii) transfer, assign and convey all of its assets to Harbor Global II as a contribution to capital and (iii) cause Harbor Global II to make any elections or take any other actions necessary to cause it to be treated as a partnership for United States federal income tax purposes, and HGC shall contribute $25 million in cash to Harbor Global II as a contribution to capital.

     Section 5.2 Assumed Liabilities. Except as otherwise specifically set forth in the Merger Agreement or the Tax Separation Agreement, at or prior to the Time of Distribution, Harbor Global shall, or shall cause the appropriate member



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

of the Harbor Global Group to, unconditionally assume and undertake to pay, satisfy and discharge when due and in accordance with their terms all Liabilities (whether arising before or after the Time of Distribution) to the extent arising out of, based upon or resulting from the operation of the business of, or to the extent relating to, any member of the Harbor Global Group, other than the Retained Liabilities and the Liabilities listed on Schedules 5.2A, 5.2B and 5.2C hereof (collectively, the "Assumed Liabilities"), and Parent shall retain, or shall cause the appropriate member of the Parent Group to retain, and undertake to pay, satisfy and discharge when due in accordance with their terms all Liabilities (whether arising before or after the Time of Distribution) of Parent to the extent arising out of, based upon or resulting from the operation of the business of, or to the extent relating to
(i) any member of the Parent Group (the "Retained Liabilities") or (ii) the Liabilities set forth on Schedules 5.2A, 5.2B and 5.2C hereof; PROVIDED, HOWEVER, that the parties hereto will use their reasonable efforts to cause the Liabilities described in Items 1 and 2 of Schedule 5.2A to this Distribution Agreement to be assigned to and assumed by Pioneer Forest with a mutual release of liability.

     Section 5.3 Further Assurances. If after the Time of Distribution, either party holds assets which by the terms hereof or of the Merger Agreement were intended to be assigned and transferred to, or retained by, the other party, such party shall promptly assign and transfer or cause to be assigned or transferred such assets to the other party, and the parties agree that the transferring party will hold such assets as trustee of the transferee party and all income and risk of loss of the transferred assets after the Time of Distribution shall be for the account of the intended owner. Each of the parties hereto, at its own cost and expense, shall promptly execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions of this Distribution Agreement and to consummate the transactions contemplated hereby.

     Section 5.4 Intercompany Balances. Any indebtedness, accounts receivable or other intercompany obligations of another nature accrued prior to the Time of Distribution between Parent and any member of the Harbor Global Group shall either be contributed as a capital contribution or otherwise contributed by Parent to a member of the Harbor Global Group. At the Time of the Distribution, there shall not be outstanding any indebtedness or accounts payable or receivable between the Parent Group and the Harbor Global Group.

                                   ARTICLE VI
                                    COVENANTS

     Section 6.1 Books and Records. Prior to or as promptly as practicable after completion of the Restructuring, Parent shall deliver to Harbor Global all corporate books and records of the members of the Harbor Global Group in the possession of the Parent Group and the relevant portions (or copies thereof) of all corporate books and records of the Parent Group relating directly and primarily to the members of the Harbor Global Group, the Assumed Liabilities or the Liabilities listed on Schedule 5.2A and 5.2C hereof, including, in each case, all active agreements, active litigation files and government filings. From and after the completion of the Restructuring, all such books, records and copies shall be the property of Harbor Global. Parent may retain copies of all such corporate books and records. Prior to or as promptly as practicable after the completion of the Restructuring, Harbor Global shall deliver to Parent all corporate books and records of the members of the Parent Group in the possession of any member of the Harbor Global Group and relevant portions (or copies thereof) of all corporate books and records of the Harbor Global Group relating directly and primarily to the members of the Parent Group, the Retained Liabilities or the Liabilities listed on Schedule 5.2B hereof, including, in each case, all active agreements, active litigation files and government filings. From and after the completion of the Restructuring, all such books, records and copies shall be the property of Parent. Harbor Global may retain copies of all such corporate books and records.

     Section 6.2 Access. From and after the Time of Distribution, each of Parent and Harbor Global shall afford the other and the other's Representatives reasonable access and duplicating rights without cost or expense to the requesting party during normal business hours and upon reasonable advance notice, to all information within the possession or control of the Parent Group or the Harbor Global Group, as the case may be, to the extent relating to the business, assets or Liabilities of the other as they existed prior to the completion of the Restructuring or to the extent relating to or arising in connection with the relationship between the Parent Group or the Harbor Global Group, as the case may be, prior to the Restructuring. Without limiting the foregoing, information may be requested under this Section 6.2 for audit, accounting, claims, litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations.

     Section 6.3 Retention of Records. If any information relating to the businesses, assets or Liabilities of the Parent Group or the Harbor Global Group is retained by the Harbor Global Group or the Parent Group, respectively, each of Parent and Harbor Global shall, and shall cause each member of the Parent Group and the Harbor Global Group, respectively, to retain all such information in the Parent

Group's or the Harbor Global Group's possession or under its control until such information is at least ten years old except that if prior to the expiration of such period Parent or Harbor Global wishes to destroy or dispose of any such information that is at least three years old, prior to destroying or disposing of any of such information (a) Parent or Harbor Global shall provide no less than 45 days' prior written notice to the other party, specifying the information proposed to be destroyed or disposed of, and (b) if prior to the scheduled date of such destruction or disposal, the other party requests in writing that any of the information proposed to be destroyed or disposed of be delivered to such other party, Parent or Harbor Global, as applicable, promptly shall arrange for the delivery of the requested information to a location specified by, and at the expense of, the requesting party.

     Section 6.4 Confidentiality.

          (a) Each party hereto shall keep, and shall cause its Representatives to keep, the other party's Information strictly confidential and will disclose such Information only to such of its Representatives who need to know such Information and who agree to be bound by this Section 6.4 and not to disclose such Information to any other person or entity. Without the prior written consent of the other party, each party and its Representatives shall not disclose the other party's Information to any person or entity except as may be required by (i) federal securities laws or (ii) a judicial process; PROVIDED, THAT disclosure required by a judicial process shall be made in accordance with
Section 6.4(b).

          (b) In the event that either party or any of its Representatives receives a request or is required by law or judicial process to disclose to a court or other tribunal all or any part of the other party's Information, the receiving party or its Representatives shall promptly notify the other party of the request in writing, and consult with and assist the other party in seeking a protective order or request for other appropriate remedy. In the event that such protective order or other remedy is not obtained or the other party waives compliance with the terms hereof, such receiving party or its Representatives, as the case may be, shall disclose only that portion of the Information or facts which, in the written opinion of the receiving party's outside counsel, is legally required to be disclosed, and will exercise its respective reasonable best efforts to assure that confidential treatment will be accorded such Information or facts by the persons or entities receiving the same. The providing party will be given an opportunity to review the Information or facts prior to disclosure.

     Section 6.5 Cooperation. The parties shall cooperate with each other in all reasonable respects to ensure (a) that the Restructuring and the assumption of the Retained Liabilities and the Assumed Liabilities are consummated in accordance with the terms hereof, (b) the retention by Parent of the Parent Group, including allocating rights and obligations under any contract, agreement, undertaking or other commitment, if any, of the Parent Group or of the Harbor Global Group that relate to the business or operations of any member of the Parent Group and the Liabilities listed on Schedules 5.2A, 5.2B and 5.2C hereof, and (c) the retention by Harbor Global of the Harbor Global Group, including allocating rights and obligations under any contract, agreement, undertaking or other commitment, if any, of the Harbor Global Group or of the Parent Group that relate to the business or operations of any member of the Harbor Global Group, other than the Liabilities listed on Schedules 5.2A, 5.2B and 5.2C hereof. In addition, Harbor Global shall use reasonable efforts to take all steps necessary to release Parent from its Liabilities relating to Items 12 through 16 listed on Schedule 5.2A hereof.

     Section 6.6 Mutual Release, Etc. Effective upon the Time of Distribution and except as otherwise specifically set forth in this Distribution Agreement, each member of the Parent Group on one hand and each member of the Harbor Global Group on the other hand releases and forever discharges each member of the other of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, undertakings, commitments, damages and any and all claims, demands and liabilities whatsoever of every name and nature, both in law and in equity, against such other party or any of its assigns, which the releasing party has or ever had, which arise out of or relate to events, circumstances or actions taken by such other party prior to the Time of Distribution; PROVIDED, HOWEVER, that the foregoing general release shall not apply to any demands, actions, causes of action, suits, accounts, covenants, agreements, undertakings, commitments, damages and any and all claims, demands and liabilities arising out of or relating to this Distribution Agreement, the Merger Agreement or the Tax Separation Agreement or the transactions contemplated hereby or thereby and shall not affect either party's right to enforce this Distribution Agreement or any other agreement contemplated hereby or thereby in accordance with its terms. Each party understands and agrees that, except as otherwise specifically provided herein, neither the other party nor any of its subsidiaries is, in this Distribution Agreement or any other agreement (other than the Merger Agreement), or document, representing or warranting to such party in any way as to the assets, business or liabilities transferred or assumed as contemplated hereby or thereby or as to any consents or approvals required in connection with the consummation of the transactions contemplated by this Distribution Agreement, it being agreed and understood that each party shall take each of the assets transferred, retained or assumed by it pursuant to this Distribution Agreement "as is" and that such party shall bear the economic and legal risk that the title to any such asset shall be other than good and marketable and free from encumbrances.

     Section 6.7 Transaction Expenses. For purposes of this Distribution Agreement, all reasonable expenses in connection with this Distribution Agreement and the Tax Separation Agreement and the transactions contemplated hereby and thereby, including all fees and expenses of Parent's investment bankers and counsel, shall be paid by Parent; it being understood that all expenses under $5 million shall be considered reasonable and that the reasonableness of expenses of $5 million and over are to be determined in light of the facts and circumstances.

     Section 6.8 Ashanti. Harbor Global agrees that promptly upon the fifth anniversary of the closing of the Purchase Agreement dated May 11, 2000 by and among Pioneer Goldfield II Limited ("Goldfield II"), Goldfields Teberebie Limited, and Ashanti Goldfields Company Limited (the "Purchase Agreement") or, if there is any indemnification claim pending under the Purchase Agreement as of the fifth anniversary, promptly after resolution of all such claims, it will pay to Parent the lesser of (i) $5 million or (ii) the proceeds received by Goldfield II under the Purchase Agreement less any indemnification claims paid under the Purchase Agreement.

     Section 6.9 Names. Harbor Global and Harbor Global II agree that from and after the Effective Time, the name "Pioneer" and all similar related names, marks and logos (all such names, marks and logos being the "Parent Names") shall be owned by Parent or a Continuing Subsidiary (as defined in the Merger Agreement), that no member of the Harbor Global Group shall have any rights in, and shall not use, any Parent Name, and that no member of the Harbor Global Group shall contest the ownership or validity of any rights of Parent or any of its Continuing Subsidiaries in or to the Parent Names; PROVIDED, HOWEVER, Parent, Harbor Global and Harbor Global II shall use good faith efforts to enter into a mutually agreeable right and license to use the Parent Names effective for a reasonable period of time after the Effective Time in connection with the conduct by the members of the Harbor Global Group of their respective businesses as such businesses were conducted prior to the Effective Time.

                                  ARTICLE VII
                                 INDEMNIFICATION

     Section 7.1 Indemnification by Harbor Global. Subject to the provisions of this Article VII, Harbor Global shall indemnify, defend and hold harmless the members of the Parent Group and the respective officers, directors, employees, agents, successors and assigns of the members of the Parent Group (collectively, the "Parent Indemnitees") from and against, and pay or reimburse members of the Parent Group for all Losses, as incurred:

          (a) relating to or arising from the business or operations of any member of the Harbor Global Group, the assets of any member of the Harbor Global Group, the Assumed Liabilities or, notwithstanding anything to the contrary contained herein, the Liabilities listed on Schedule 5.2A hereof and the Liabilities, if any, listed on Schedule 5.2C hereto, whether such Losses relate to or arise from events, occurrences, actions, omissions, facts or circumstances occurring, existing or asserted before, at or after the Time of Distribution;

          (b) relating to or arising from the breach by any member of the Harbor Global Group of any agreement or covenant contained in this Distribution Agreement; or

          (c) relating to or arising from the breach by Harbor Global of any representation or warranty contained in Article III herein.

     Section 7.2 Indemnification by Parent. Subject to the provisions of this
Article VII, Parent shall indemnify, defend and hold harmless the members of the Harbor Global Group and the respective officers, directors, employees, agents, successors and assigns of the members of the Harbor Global Group (collectively, the "Harbor Global Indemnitees") from and against, and pay or reimburse members of the Harbor Global Group for all Losses, as incurred:

          (a) relating to or arising from the business or operations of any member of the Parent Group, the assets of any member of the Parent Group, the Retained Liabilities or, notwithstanding anything to the contrary contained herein, the Liabilities listed on Schedule 5.2B hereof, whether such Losses relate to or arise from events, occurrences, actions, omissions, facts or circumstances occurring, existing or asserted before, at or after the Time of Distribution; or

          (b) relating to or arising from the breach by any member of the Parent Group of any agreement or covenant contained in this Distribution Agreement which by its express terms is to be performed or complied with after the Time of Distribution.

     Section 7.3 Indemnification Procedures.

          (a) Any Indemnitee shall give written notice to the party who may become obligated to provide indemnification hereunder (the "Indemnifying Party") in reasonable detail and promptly, and in any event within 30 days after receipt by such Indemnitee of written notice of the Indemnified Claim; PROVIDED, THAT, failure to give such notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. After any required notification pursuant to this Section 7.3, the Indemnitee shall promptly deliver to the Indemnifying Party copies of all notices, court documents or other documents received by the Indemnitee relating to the Indemnified Claim.

          (b) If an Indemnified Claim is made against an Indemnitee, the Indemnifying Party will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee. If the Indemnifying Party elects to assume the defense of an Indemnified Claim, the Indemnifying Party will not be liable to the Indemnitee for any legal expenses incurred by the Indemnitee in connection with the defense thereof. The Indemnitee shall have the right to employ, at its own expense, one separate counsel in any suit , action or proceeding and to participate in the defense thereof; PROVIDED, THAT, the Indemnifying Party shall control such defense. The Indemnifying Party shall pay the fees and expenses of counsel employed by the Indemnitee during any period which the Indemnifying Party has not assumed the defense thereof, other than any period in which the Indemnitee shall have failed to give notice of the Indemnified Claim as provided above. The Indemnifying Party shall not, without the Indemnitee's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, settle or compromise any Indemnified Claim or consent to the entry of any judgement with respect to any Indemnified Claim if such settlement, compromise or judgment provides for injunctive or other nonmonetary relief affecting the Indemnitee or does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnitee of a release from all liability with respect to such Indemnified Claim. If the Indemnifying Party shall have assumed the defense of an Indemnified Claim, the Indemnitee shall not admit any liability with respect to, or settle, compromise or discharge, such Indemnified Claim without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     Section 7.4 Certain Limitations.

          (a) The amount of any Loss or other liability for which indemnification is provided under this Distribution Agreement or any other amounts payable or reimbursable by one party to another under this Distribution Agreement shall be net of any amounts actually recovered by the Indemnitee from third parties, including amounts actually recovered under insurance policies, with respect to such Losses.

          (b) Neither Harbor Global nor Parent shall have any liability for any Losses, whether pursuant to this Article VII or otherwise pursuant to this Distribution Agreement, unless the aggregate amount of all Losses for which Harbor Global or Parent, respectively, would be liable, but for this Section 7.4(b), exceeds on a cumulative basis an amount equal to $250,000. If aggregate Losses for which Harbor Global or Parent, respectively, would be liable exceeds $250,000, Harbor Global or Parent, respectively, shall be liable under Section
7.1 or Section 7.2, respectively, only for the aggregate amount of Losses that exceeds $250,000.

     Section 7.5 Exclusivity of Tax Separation Agreement. Notwithstanding anything in this Distribution Agreement to the contrary, the Tax Separation Agreement shall be the exclusive agreement among the parties with respect to all tax matters, including indemnification with respect to tax matters.

                                  ARTICLE VIII
                                   CONDITIONS

         The obligations of Parent and Harbor Global to consummate the Distribution shall be subject to the fulfillment of each of the following conditions:

     Section 8.1 Tax Separation Agreement. The Tax Separation Agreement, in the form attached as Exhibit A hereto, shall have been executed and delivered by each of Parent, Harbor Global and Harbor Global II.

     Section 8.2 Certain Transactions. The Restructuring shall have been consummated in accordance with Article IV in all material respects.

     Section 8.3 Registration of Harbor Global Common Stock. Any registration statement filed by Harbor Global with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to Harbor Global Common Stock shall be effective under the Exchange Act.

     Section 8.4 Conditions to Merger Satisfied. The obligation of Parent to consummate the Distribution shall be subject to the satisfaction (or waiver by Parent) of the conditions to the obligations of Parent to consummate the Merger set forth in Sections 6.1 and 6.2 of the Merger Agreement, other than the condition as to the consummation of the transactions contemplated by this Distribution Agreement.

     Section 8.5 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Distribution shall be in effect, and if such order or injunction exists, each party agrees to use reasonable efforts to have any such order reversed or injunction lifted.

                                   ARTICLE IX
                           MISCELLANEOUS AND GENERAL

     Section 9.1 Modification or Amendment. The parties hereto may modify or amend this Distribution Agreement by written agreement executed and delivered by authorized officers of the respective parties.

     Section 9.2 Counterparts. For the convenience of the parties hereto, this Distribution Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and which counterparts shall together constitute the same agreement.

     Section 9.3 Governing Law. This Distribution Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflicts of law principles.

     Section 9.4 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (i) on the date of delivery if delivered by facsimile (upon confirmation of receipt) or personally or (ii) on the date as of which delivery to the receiving party is confirmed if delivered by Federal Express or other next-day courier service or by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party receiving such notice:

         If to Parent:

         The Pioneer Group, Inc.
         60 State Street
         18th Floor
         Boston, MA  02109-1820
         Attn:  Robert P. Nault, General Counsel

         If to Harbor Global or Harbor Global II

         Harbor Global Company Ltd.
         60 State Street
         18th Floor
         Boston, MA  02109-1820
         Attn:  Stephen G. Kasnet, Chief Executive Officer

     Section 9.5 Captions. All Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Distribution Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     Section 9.6 Assignment. No party to this Distribution Agreement shall convey, assign or otherwise transfer any of its rights or obligations under this Distribution Agreement without the express written consent of the other party hereto in its sole and absolute discretion, except that either party hereto may assign any of its rights hereunder to a successor to all or any part of its business or to any of its wholly owned subsidiaries. Except as aforesaid, any such conveyance, assignment or transfer without the express written consent of the other party shall be void ab initio. No assignment of this Distribution Agreement or any rights hereunder shall relieve the assigning party of its obligations hereunder.

     Section 9.7 Certain Obligations. Whenever this Distribution Agreement requires any of the subsidiaries of any party to take any action, this Distribution Agreement will be deemed to include an undertaking on the part of such party to cause such subsidiary to take such action.

     Section 9.8 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Distribution Agreement, the party or parties who are or are to be thereby aggrieved shall have the right of specific performance and injunctive relief giving effect to its or their rights under this Distribution Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     Section 9.9 Severability. If any provision of this Distribution Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof or the application of such provision to any other persons or circumstances. In the event that the terms and conditions of this Distribution Agreement are materially altered as a result of this Section, the parties shall negotiate in good faith to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     Section 9.10 Entire Agreement. This Distribution Agreement, the Tax Separation Agreement and the Merger Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

     Section 9.11 Jurisdiction. Each of Parent and Harbor Global hereby (i) consents to be subject to the jurisdiction of the United States District Court for the District of Delaware and the jurisdiction of the courts of the State of Delaware in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Distribution Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Distribution Agreement or the transactions contemplated hereby in any court other than the Untied States District Court for the District of Delaware or the courts of the State of Delaware, (iv) irrevocably waives (x) any objection that it may have or hereafter have to the changing of venue of any such suit, action or proceeding in such court and (y) any claim that any such suit, action or proceeding in any such court has been brought in an inconvenient forum and (v) irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 8.4 hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Distribution Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.



                                     THE PIONEER GROUP, INC.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     HARBOR GLOBAL COMPANY LTD.


                                     By:
                                        -----------------------------------

                                        Name:
                                        Title:


                                     HARBOR GLOBAL II LTD.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                  SCHEDULE 5.2A

         The following Liabilities shall remain Liabilities of Parent after the Time of the Distribution; PROVIDED, HOWEVER, that Harbor Global will indemnify, defend and hold harmless the Parent Indemnitees for all Losses incurred in connection with the Liabilities listed on this Schedule 5.2A pursuant to Article VI hereof; and PROVIDED, FURTHER, that Items 1 and 2 shall remain Liabilities of Parent only until such Items are assigned to and assumed by Pioneer Forest:

1. All Liabilities of Parent under the Loan Agreement dated as of January 30, 1996, as amended by the First Amendment to the Loan Agreement dated as of January 1, 1999, by and between State Street Bank and Trust Company and Closed Joint-Stock Company "Forest-Starma," the Master Short-Term Credit Agreement dated as of March 19, 1996 by and between State Street Bank and Trust Company and Closed Joint-Stock Company "Forest-Starma" and the Loan Agreement dated as of September 18, 1997 by and between State Street Bank and Trust Company and Closed Joint-Stock Company "Forest-Starma," each as assigned by State Street Bank and Trust Company to Parent pursuant to the Assignment Agreement dated as of January 20, 1999 by and among Parent, State Street Bank and Trust Company and Closed Joint-Stock Company "Forest-Starma."

2. All Liabilities of Parent under the Agreement on Assignment of Rights Under Promissory Note dated as of January 25, 2000, as amended as of April 25, 2000, by and between Parent and Closed Joint-Stock Company "Forest-Starma."

3. All Liabilities of Parent under the Assignment Agreement dated as of May 10, 2000 by and among Pioneer Forest, LLC, Parent and State Street Bank and Trust Company under which State Street Bank and Trust Company assigned to Parent all of its rights, title and interest in, and Parent assigned to Pioneer Forest, LLC all of its rights, title and interest in, the Participation Agreement dated as of March 18, 1996, as amended by the First Amendment to the Participation Agreement dated as of December 6, 1996, by and between Parent and State Street Bank and Trust Company and the Participation Agreement dated as of September 17, 1997 by and between Parent and State Street Bank and Trust Company (relating to certain loans to Closed Joint-Stock Company "Forest-Starma").

4. All Liabilities of Parent under the Assignment Agreement dated as of May 10, 2000 by and among Pioneer Forest, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Pioneer Forest, LLC all of its rights, title and interest in the Participation Agreement dated as of January 30, 1996 by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Forest-Starma").

5. All Liabilities of Parent under the Assignment Agreement dated as of May 12, 2000 by and among Pioneer Forest, LLC, Parent and State Street Bank and Trust Company under which State Street Bank and Trust Company assigned to Parent all of its rights, title and interest in the Participation Agreement dated as of January 30, 1996 by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Forest-Starma").

6. All Liabilities of Parent under the Assignment Agreement dated as of May 2, 2000 by and among Harbor Far East Ventures, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Harbor Far East Ventures, LLC all of its rights, title and interest in the Participation Agreement dated as of September 17, 1997, as amended by the First Amendment to the Participation Agreement dated as of March 19, 1998, by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Pioneer-Starma-Equipment").

7. All Liabilities of Parent under the Assignment Agreement dated as of May 2, 2000 by and among Harbor Far East Exploration, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Harbor Far East Exploration, LLC all of its rights, title and interest in the Participation Agreement dated as of February 14, 1997, as amended by the First Amendment to the Participation Agreement dated as of March 19, 1998 and the Second Amendment to the Participation Agreement dated as of June 30, 1999, by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Tas-Yurjah Mining Company").

8. All Liabilities of Parent under the Assignment Agreement dated as of May 2, 2000 by and among Pioneer Forest, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Pioneer Forest, LLC all of its rights, title and interest in the Participation Agreement dated as of September

          17, 1997, as amended by the First Amendment to the Participation Agreement dated as of March 19, 1998, by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Udinskoye").

9. All Liabilities of Parent under the Assignment Agreement dated as of May 2, 2000 by and among Pioneer Forest, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Pioneer Forest, LLC all of its rights, title and interest in the Participation Agreement dated as of September 17, 1997, as amended by a First Amendment to the Participation Agreement dated as of January 22, 1998 and a Second Amendment to the Participation Agreement dated as of July 17, 1998, by and between Parent and State Street Bank and Trust Company (relating to a loan to Closed Joint-Stock Company "Amgun-Forest").

10. All Liabilities of Parent under the Assignment Agreement dated as of May 2, 2000 by and among Harbor Far East Ventures, LLC, Parent and State Street Bank and Trust Company under which Parent assigned to Harbor Far East Ventures, LLC all of its rights, title and interest in the Participation Agreement dated as of November 25, 1997 and the Second Participation Agreement dated as of May 20, 1998, each by and between Parent and State Street Bank and Trust Company (relating to a loan to International Closed Joint-Stock Company "Starma-Holding").

11. All Liabilities of Parent under the Assignment Agreement dated as of November 29, 1999 by and among Pioneer Metals and Technology, Inc., Parent and State Street Bank and Trust Company under which Parent assigned to Pioneer Metals and Technology, Inc. all of its rights, title and interest in the Second Participation Agreement dated as of May 20, 1998, as amended by the First Amendment to the Second Participation Agreement dated as of October 9, 1998 and the Second Amendment to the Second Participation Agreement dated as of February 26, 1999, by and between Parent and State Street Bank and Trust Company.

12. All Liabilities of Parent under the Letter of Agreement and Indemnity dated as of January 12, 1995 by and between Pioneer Poland UK Limited, Parent and Richard Phillips.

13. All Liabilities of Parent under the Letter of Agreement and Indemnity dated as



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

          of January 12, 1995 by and between Pioneer Poland UK Limited, Parent and Godfrey Whitehead.

14. All Liabilities of Parent under the Letter Agreement dated as of January 10, 1995 by and between Parent and the European Bank for Reconstruction and Development.

15. All Liabilities of Parent under the Side Letter Agreement dated as of October 27, 1999 by and between Pioneer Real Estate Advisors Poland, s.a., Parent and the European Bank for Reconstruction and Development.

16. All Liabilities of Parent under the Side Letter Agreement dated as of October 27, 1999 by and between Pioneer Real Estate Advisors Poland, s.a., Pioneer Real Estate Advisors, Inc., Parent and Cadim Servotech B.V.



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                                  SCHEDULE 5.2B

1. All rights and obligations of Parent under the Settlement Agreement dated as of March 29, 2000 by and between Caterpillar Financial Services Corporation, Teberebie Goldfields Limited and Parent.

Note: If the Distribution Agreement is executed before Closed Joint-Stock Company "Forest-Starma" fully performs its log delivery obligations to Rayonier, Inc., also include all rights and obligations of Parent under the Guaranty dated as of January 7, 2000 by and between Parent and Rayonier, Inc. with respect to certain obligations of Closed Joint-Stock Company "Forest-Starma" under the Log Sales Contract No. 00-01-07 by and between Rayonier, Inc. and Closed Joint-Stock Company "Forest-Starma."



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                                  SCHEDULE 5.2C

Note: If the consent of Ashanti Goldfields Company Limited to release Parent of its obligations under the Purchase Agreement dated as of May 11, 2000 by and among Pioneer Goldfields II Limited, Ashanti Goldfields Company Limited and Goldfields Teberebie Limited cannot be obtained, this agreement and the related guaranty will be included on this Schedule 5.2C.



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


                                    EXHIBIT A

                            TAX SEPARATION AGREEMENT



























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